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Acuson Corporation                                                  Exhibit 10.2
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NOTICE OF GRANT OF STOCK OPTIONS
AND GRANT AGREEMENT


   Acuson Corporation
   ID: 94-2784998
   1220 Charleston Road
   P. O. Box 7393
   Mountain View, CA  94039-7393


Daniel Dugan                       Option Number            008804(B)
36 Oak Creek Lane Plan:            Plan:                    1995
San Carlos, CA 94070               ID:                      00223

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Effective February 19, 1999 (the "Grant Date"), you (the "Grantee") have been granted a Non-Qualified Stock Option (the "Option") to buy 66,666 shares of Acuson Corporation (the "Company") stock at an exercise price of $5.9375 per share (the "Exercise Price"), subject to the terms and conditions of this Notice of Grant of Stock Options and Grant Agreement (the "Notice") and the Non-Qualified Stock Option Agreement (the "Option Agreement") attached hereto.

The total option price of the shares granted is $395,829.38.

The shares granted will become vested on the dates provided in the Vesting
Schedule in the 66,666 Share Vesting Schedule Agreement.

The Scheduled Termination Date is February 19, 2009.

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By your signature and the Company's signature below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Company's 1995 Stock Incentive Plan as amended and the Option Agreement, all of which are attached and made apart of this document.

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/s/ Samuel H. Maslak
---------------------------------------------------------
Acuson Corporation

/s/ Daniel Dugan
---------------------------------------------------------
Grantee

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                              ACUSON CORPORATION

                     NON-QUALIFIED STOCK OPTION AGREEMENT

     Acuson Corporation (the "Company") has this day granted to the Grantee an option (the "Option") to purchase shares of common stock of the Company (the "Stock"). This Option is granted pursuant to the Company's 1995 Stock Incentive Plan (the "Plan") and is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Details of this Option are contained in the Notice of Grant of Stock Options and Grant Agreement (the "Notice"), this Non-Qualified Stock Option Agreement (the "Option Agreement"), the 66,666 Share Vesting Schedule Agreement (the "Vesting Schedule Agreement") and the Company's 1995 Stock Incentive Plan (the "Plan"), which are incorporated herein by reference. Capitalized terms not otherwise defined herein have the meanings given to them in the Notice and the Plan.

     The details of this Option are as follows:

     1.  Exercise of Option. The total number of shares of Stock subject to this
         ------------------
Option Agreement is set forth in the Notice. This Option is immediately exercisable although the shares of Stock issued upon exercise of the Option will be subject to the restrictions on transfer and a right of repurchase at the Repurchase Right Share Price (as defined in Section 13), in favor of the Company, as described in Section 13 of this Option Agreement (the "Repurchase Right"). For purposes of this Option Agreement, the term "vest" shall mean, with respect to any shares of Stock, that such shares of Stock (whether subject to the Option or acquired upon exercise of the Option) are no longer subject to the Repurchase Right, provided, however, that such shares of Stock shall remain subject to other restrictions on transfer set forth in the Option Agreement or the Plan. If the Grantee would become vested in a fraction of a share, such share shall not vest until the Grantee becomes vested in the entire share. The Option shall vest in accordance with the vesting schedule (the "Vesting Schedule") set out in the Vesting Schedule Agreement and with the applicable provisions of the Plan and this Option Agreement.

     2.  Exercise Price. The Exercise Price per share of the Stock subject to
         --------------
this Option is set forth in the Notice.

     3.  Method of Payment. Payment of the Exercise Price and tax withholding
         -----------------
obligations attributable to the exercise shall be made at the time of exercise by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any applicable statutes and regulations and, provided further, that the portion of the Exercise Price equal to the par value of the shares of Stock purchased must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

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

            (a) personal check, certified check, bank draft, or postal money order payable to the order of Acuson Corporation in lawful money of the United States (collectively, "Cash Consideration");

            (b) to the extent shares of Stock have vested, delivery on a form prescribed by the Company of an irrevocable direction to a securities broker approved by the Company to sell vested shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the vested shares of Stock issuable upon exercise of this Option and tax withholding obligations attributable to such exercise;

            (c) to the extent shares of Stock have vested, surrender to the Company of vested shares of Stock (or delivery of a properly executed form of attestation of ownership of vested shares of Stock) that have been held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at the fair market value on the date of exercise (determined by the closing sale price per share of Stock for such date); or

            (d)  in any combination of the foregoing.

     4.  Restrictions on Exercise.
         ------------------------

            (a) The minimum number of shares of Stock with respect to which this Option may be exercised at any one time is twenty-five (25), except with respect to the final exercise of this Option no minimum shall apply. In no event may this Option be exercised for anything but whole shares.

            (b) Notwithstanding anything to the contrary contained herein, if the Grantee is a "covered employee" within the meaning of Section 162(m) of the Code, then the Grantee may not exercise more than 33,334 shares of Stock in any taxable year of the Company unless (i) the proposed exercise does not subject the Company to the deduction limitations of Section 162(m) of the Code or (ii) the Grantee compensates the Company for the loss of any deduction under Section 162(m) of the Code to the extent caused by an option exercise in excess of 33,334 shares of Stock. For this purpose, the number of shares of Stock exercised by the Grantee in a taxable year shall include the number of shares of Stock exercised by the Grantee during the taxable year under any other options granted under the Plan.

            (c) Notwithstanding anything to the contrary contained herein, this Option may not be exercised unless the shares issuable upon exercise of this Option are then registered under the Securities Act of 1933, as amended (the "Securities Act"), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

     5.  Limits on Option Period. The term of this Option commences on the Grant
         -----------------------
Date as set forth in the Notice and, unless sooner terminated as set forth below or in

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the Plan, terminates on the Scheduled Termination Date as set forth in the
Notice. Prior to the Scheduled Termination Date, this Option shall terminate three (3) months after the date of the termination of the Grantee's employment with the Company for any reason (the "Grantee Termination Date") unless:

            (a) such termination of employment with the Company is due to the Grantee's permanent and total disability (within the meaning of Section 422(c)(6) of the Code), in which event this Option shall terminate on the earlier of the Scheduled Termination Date or one (1) year following the Grantee Termination Date; or

            (b) such termination of employment with the Company is due to the Grantee's death, or the Grantee's death occurs within three (3) months after the Grantee Termination Date, in which event this Option shall terminate on the earlier of the Scheduled Termination Date or eighteen (18) months after the Grantee's death; or

            (c) during any part of such three (3) month period this Option is not exercisable solely because of the condition set forth in Sections 4(b) or 4(c) above, in which event this Option shall not terminate until the earlier of the Scheduled Termination Date or until it shall have been exercisable for an aggregate period of three (3) months after the Grantee Termination Date; or

            (d) exercise of this Option within three (3) months after the Grantee Termination Date would result in liability under section 16(b) of the Securities Exchange Act of 1934, as amended, in which case this Option will terminate on the earliest of (i) the Scheduled Termination Date, (ii) the tenth
(10th) day after the last date upon which exercise would result in such liability, or (iii) six (6) months and ten (10) days after the Grantee Termination Date.

            During the period beginning on the Grantee Termination Date and ending on the date this Option terminates, as determined in this Section 5, the Grantee may, to the extent the Option is vested on the Grantee Termination Date and the Grantee is otherwise so entitled on the Grantee Termination Date, exercise this Option. Upon the Grantee Termination Date, the unvested portion of the Option shall terminate and cease to be exercisable. The Option may not be exercised after it terminates.

     6.  Method of Exercise. This Option may be exercised, to the extent
         ------------------
specified above, by delivering an Exercise Notice (attached as Exhibit A) of exercise together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

     7.  Withholding. By exercising this Option the Grantee agrees that the
         -----------
Company may require the Grantee to enter into an arrangement providing for the cash payment by the Grantee to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of this Option, (ii) the lapse of any substantial risk of

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forfeiture to which the shares are subject at the time of exercise, or (iii) the disposition of shares acquired upon such exercise.

     8.  Transferability of Option. This Option is not transferable, except by
         -------------------------
will or by the laws of descent and distribution, and is exercisable during the Grantee's life only by the Grantee. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Grantee.

     9.  Transfer Restrictions for Unvested Shares. The shares of Stock sold to
         -----------------------------------------
the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee prior to the date that the shares of Stock become vested pursuant to the Vesting Schedule set forth in the Vesting Schedule Agreement. Any attempt to transfer shares of Stock in violation of this Section 9 will be null and void and will be disregarded.

     10. Escrow of Stock.  For purposes of facilitating the enforcement of the
         ---------------
provisions of the Repurchase Right, the Grantee agrees, immediately upon receipt of the certificate(s) for the shares of Stock, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit B, executed in blank by the Grantee and the Grantee's spouse (if required for transfer) with respect to each such stock certificate, to the Secretary of the Company, or its designee, to hold in escrow for so long as such shares of Stock have not vested pursuant to the Vesting Schedule and are subject to Company's Repurchase Right, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Option Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary of the Company (or its designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Option Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Subject to the provisions of any security agreement relating to Grantee's purchase of the shares of Stock, upon the vesting of shares of Stock and termination of the Company's Repurchase Right as set forth in Section 13, the escrow holder will, upon request, transmit to the Grantee the certificate evidencing such shares of Stock.

     11. Distributions. Neither Grantee nor any person entitled to exercise
         -------------
Grantee's rights in the event of Grantee's death shall have any of the rights of a stockholder with respect to the shares of Stock subject to this Option except to the extent the certificates for such shares shall have been issued upon the exercise of this Option.

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

     12. Additional Securities. Any securities received as the result of
         ---------------------
ownership of the shares of Stock (the "Additional Securities"), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization or other similar change in the Company's capital structure, shall be subject to the same conditions and restrictions as the shares of Stock with respect to which they were issued, including, without limitation, the Vesting Schedule and the Repurchase Right and retained in escrow in the same manner as the shares of Stock with respect to which they relate. The Grantee shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant or option. If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. Appropriate adjustments to reflect the distribution of Additional Securities shall be made to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company's capital structure. In the event of any change in certificates evidencing the shares of Stock or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the shares of Stock or the Additional Securities in exchange for the certificates of the replacement securities.

     13. Company's Repurchase Right.
         --------------------------

         (a) Grant of Repurchase Right. The Company is hereby granted the right
             -------------------------
(the "Repurchase Right"), exercisable at any time during the ninety (90) day period following the Grantee Termination Date, to repurchase all or any portion of the shares of Stock that have not vested pursuant to the terms of the Vesting Schedule purchased upon exercise of the Option (the "Share Repurchase Period").

         (b) Exercise of the Repurchase Right.  The Repurchase Right shall be
             --------------------------------
exercisable by written notice delivered to the Grantee prior to the expiration of the Share Repurchase Period. The notice shall indicate the number of shares of Stock to be repurchased and the date on which the repurchase is to be effected, such date to be not later than the last day of the Share Repurchase Period. On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the Grantee in cash or cash equivalents (including the cancellation of any purchase-money indebtedness) an amount equal to the Repurchase Right Share Price for the total number of shares of Stock which are to be repurchased from the Grantee. The "Repurchase Right Share Price" shall be equal to the Exercise Price per share of Stock. Upon such payment, deposit into escrow for the benefit of the Grantee, or cancellation of purchase-money indebtedness (or combination thereof equal to the aggregate Repurchase Right Share Price), the Company and/or its assigns shall become the legal and beneficial owner of the shares of Stock being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to

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its own name or its assigns the number of shares of Stock being repurchased, without further action by the Grantee.

         (c) Assignment. Whenever the Company shall have the right to purchase
             ----------
shares of Stock under this Repurchase Right, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations, to exercise all or a part of the Company's Repurchase Right.

         (d) Termination of the Repurchase Right. The Repurchase Right shall
             -----------------------------------
terminate with respect to any shares of Stock for which it is not timely exercised.

         (e) Termination Following Change in Control. Notwithstanding anything
             ---------------------------------------
to the contrary in this Section 13, the Vesting Schedule Agreement and the Plan, the Repurchase Right as to all unvested shares of Stock shall automatically lapse in its entirety upon a Change in Control as defined in the Change in Control Agreement between the Grantee and the Company dated October 12, 1998.

     14. Restrictive Legends. The Grantee understands and agrees that the
         -------------------
Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of unvested Shares together with any other legends that may be required by the Company or by state or federal securities laws:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A REPURCHASE RIGHT HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND REPURCHASE RIGHT ARE BINDING ON TRANSFEREES OF THESE SHARES.

     15. Stop-Transfer Notices.  In order to ensure compliance with the
         ---------------------
restrictions on transfer set forth in this Option Agreement or the Plan, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     16. Refusal to Transfer.  The Company shall not be required (i) to transfer
         -------------------
on its books any shares of Stock that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such shares of Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

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

     17. Special Tax Election for Exercise of Option Subject to Forfeiture/Tax
         ---------------------------------------------------------------------
Consequences.  Set forth below is a brief summary as of the date of this Option
------------
Agreement of some of the federal tax consequences of exercise of the Option and disposition of the shares of Stock. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

         (a) Section 83 (b) Election For Exercise of Non-Qualified Stock Option
             ------------------------------------------------------------------
Subject to Vesting. If the shares of Stock are acquired hereunder pursuant to
------------------
the exercise of a Non-Qualified Stock Option that has not vested pursuant to the Vesting Schedule, then the Grantee understands that under Code Section 83, the excess of the fair market value of the shares of Stock on the date any forfeiture restrictions applicable to the shares of Stock lapse over the Exercise Price paid for the shares of Stock will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the shares of Stock pursuant to the Repurchase Right provided under Section 13. The Grantee understands that he may elect under Code Section 83(b) to be taxed at the time the shares of Stock are acquired hereunder, rather than when and as the shares of Stock cease to be subject to the forfeiture restrictions. Such election (the "83(b) Election") must be filed with the Internal Revenue Service within thirty (30) days after the date shares of Stock are acquired upon exercise of the Option. Even if the fair market value of the shares of Stock on the date the Option is exercised equals the Exercise Price paid (and thus no tax is payable), the 83(b) Election must be made to avoid adverse tax consequences in the future. THE FORM FOR MAKING THIS 83(b) ELECTION IS ATTACHED AS EXHIBIT C HERETO. THE GRANTEE UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)- DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY THE GRANTEE AS THE FORFEITURE RESTRICTIONS LAPSE.

         (b) FILING RESPONSIBILITY. THE GRANTEE ACKNOWLEDGES THAT IT IS THE
             ---------------------
GRANTEE'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY 83(b) ELECTION UNDER CODE SECTION 83(b), EVEN IF THE GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS BEHALF.

         (c) Exercise of Vested Non-Qualified Stock Option. If pursuant to the
             ---------------------------------------------
Vesting Schedule, the shares of Stock acquired upon exercise of the Option are not subject to any forfeiture restrictions, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the shares of Stock on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver shares of Stock if such withholding amounts are not delivered at the time of exercise.

         (d) Disposition of Shares. If shares of Stock are held for more than
             ---------------------
one year after the date on which such shares are no longer subject to forfeiture restrictions or, if a Section 83(b) Election is made, more than one year after the date on which the Section 83(b) Election is made, then any gain realized on disposition of the shares will be treated as long-term capital gain for federal income tax purposes and subject to tax at a maximum rate of 20 percent.

     18. Entire Agreement; Governing Law.  The Plan, the Notice, the Vesting
         -------------------------------
Schedule Agreement and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Option Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     19. Headings. The captions used in this Option Agreement are inserted for
         --------
convenience and shall not be deemed a part of the Option for construction or interpretation.

     20. Interpretation.  This Option is subject to all the provisions of the
         --------------
Plan, a copy of which is attached hereto and is incorporated by reference herein, and is further subject to all interpretations, amendments, rules, and regulations which may from time to time be promulgated and adopted pursuant to the Plan.

     21. No Employment Right.  This Option is not an employment contract, and
         -------------------
nothing in this Option shall confer upon the Grantee any right to continue in the employ of the Company or shall affect the right of the Company to terminate the Grantee's employment relationship with or without cause.

     22. Notice.  Any notices provided for in this Option or the Plan shall be
         ------
given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to the Grantee, five (5) days after deposit in the United States mail, postage prepaid, addressed to the Grantee at the address specified in the Company's records or at such other address as the Grantee may designate by written notice to the Company.

     This Option is dated and effective as of the date of grant as set forth in the Notice.

                                   EXHIBIT A
                                   ---------

                  ACUSON CORPORATION 1995 STOCK INCENTIVE PLAN

                                EXERCISE NOTICE
                                ---------------


Acuson Corporation
1220 Charlestown Road
Mountain View, CA  94043
Attention: Secretary

     1. Effective as of today, _________, ____ the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of Acuson Corporation (the "Company") under and pursuant to the Company's 1995 Stock Incentive Plan (the "Plan"), the Notice of Grant of Stock Options and Grant Agreement (the "Notice"), the 66,666 Share Vesting Schedule Agreement (the "Vesting Schedule Agreement") and the Non-Qualified Stock Option Agreement (the "Option Agreement") effective February 19, 1999.

     2.  Representations of the Grantee.  The Grantee acknowledges that the
         ------------------------------
Grantee has received, read and understood the Plan, the Notice, the Vesting Schedule Agreement and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3.  Rights as Shareholder. Until the stock certificate evidencing such
         ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 3(c) of the Plan.

     The Grantee shall enjoy rights as a stockholder until such time as the Grantee disposes of the Shares or the Company and/or its assignee(s) exercises the Repurchase Right. Upon such exercise, the Grantee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Option Agreement, and the Grantee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     4.  Delivery of Payment. The Grantee herewith delivers to the Company the
         -------------------
full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(b) of the Option Agreement.

     5.  Tax Consultation.  The Grantee understands that the Grantee may suffer
         ----------------
adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

     6.  Tax Election; Taxes. The Grantee shall provide the Company with a copy
         -------------------
of any timely filed 83(b) Election relating to the purchase of the Shares. If the Grantee makes a timely 83(b) Election, the Grantee shall immediately pay the Company the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding obligations. If the Grantee does not make a timely 83(b) Election, the Grantee shall, either at the time that the Shares vest under the Option Agreement, the Vesting Schedule Agreement and the Plan or at the time withholding is otherwise required by Applicable Law, pay the Company the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding obligations. In addition, the Grantee agrees to satisfy all other applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations.

     7.  Restrictive Legends. The Grantee understands and agrees that the shall
         -------------------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of unvested Shares together with any other legends that may be required by the Company or by state or federal securities laws:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A REPURCHASE RIGHT HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND REPURCHASE RIGHT ARE BINDING ON TRANSFEREES OF THESE SHARES.

     8.  Successors and Assigns. The Company may assign any of its rights under
         ----------------------
this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Grantee and his heirs, executors, administrators, successors and assigns.

     9.  Headings. The captions used in this Exercise Notice are inserted for
         --------
convenience and shall not be deemed a part of this agreement for construction or interpretation.

     10. Interpretation. This Notice is subject to all the provisions of the
         --------------
Plan, which is incorporated by reference herein, and is further subject to all interpretations, amendments, rules, and regulations which may from time to time be promulgated and adopted pursuant to the Plan.

     11. Governing Law; Severability. This Exercise Notice is to be construed in
         ---------------------------
accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     12. Notices. Any notices required or permitted hereunder shall be given in
         -------
writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to the Grantee, five (5) days after deposit in the United States mail, postage prepaid, addressed to the Grantee at the address specified in the Company's records or at such other address as the Grantee may designate by written notice to the Company.

     13. Further Instruments. The parties agree to execute such further
         -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

     14. Entire Agreement. The Plan, the Notice, the Vesting Schedule Agreement
         ----------------
and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee.

                                   EXHIBIT B
                                   ---------

                  STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]

          FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto _______________________, __________________ (____) shares of the Common Stock of Acuson Corporation, a Delaware corporation (the "Company"), standing in his name on the books of, represented by Certificate No. __ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

DATED: ________________

                                  ______________________________________________


The undersigned spouse of ____________________ joins in this assignment.

Dated:  ___________________             ________________________________________
                                                     (Spouse of _____________)

                                   EXHIBIT C
                                   ---------

                         ELECTION UNDER SECTION 83(b)
                     OF THE INTERNAL REVENUE CODE OF 1986

          The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for ________ the amount of any compensation taxable in connection with the taxpayer's receipt of the property described below:

               1. The name, address, taxpayer identification number and taxable year of the undersigned are:

              TAXPAYER'S NAME   ______________________________________
                SPOUSE'S NAME   ______________________________________

TAXPAYER'S SOCIAL SECURITY NO.: ______________________________________
  SPOUSE'S SOCIAL SECURITY NO.: ______________________________________

                  TAXABLE YEAR: Calendar Year ________________________

                       ADDRESS: ______________________________________
                                ______________________________________
                                ______________________________________


               2. The property which is the subject of this election is __________ shares of common stock of Acuson Corporation.

               3. The property was transferred to the undersigned on ____________, ____.

               4. The property is subject to the following restrictions: The right of the Company to repurchase the shares, or a portion thereof, at the purchase price of the shares. The repurchase right lapses as to a portion of the shares according to a vesting schedule, based on the growth in earnings per share of the Company.

               5. The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is: $_______ per share x ________ shares = $___________.

               6. The undersigned paid $______ per share x _________ shares for the property transferred or a total of $______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

          The undersigned will file this election with the Internal Revenue Service office to which he or she files his annual income tax return not later than 30 days after the date of transfer of the property. Additionally, the undersigned will include a copy of the election with his income tax return for the taxable year in which the property is transferred.

Dated:_________________________         ________________________________________
                                                         Taxpayer


The undersigned spouse of taxpayer joins in this election.

Dated:_________________________         ________________________________________
                                                     Spouse of Taxpayer

Submitted by:                           Accepted by:

GRANTEE:                                Acuson Corporation

                                        By:_____________________________________

____________________________            Title:__________________________________
       (Signature)

Address:                                Address:
-------                                 -------

____________________________            1220 Charlestown Road
____________________________            Mountain View, Ca 94043